Rule 497(e)
                                                  File Nos. 2-85378 and 811-3462

SUPPLEMENT DATED JUNE 1, 2005
TO PROSPECTUS DATED APRIL 30, 2005

I. The accompanying Prospectus of The Flex-funds dated April 30, 2005 (the "Prospectus") lists Christopher M. O'Daniel, CFA as the portfolio manager of The U.S. Government Bond Fund.

      Effective May 31, 2005, Robert M. Wagner, CFA and Albert Chu, CFA serve as co-portfolio managers of The U.S. Government Bond Fund. Accordingly, the paragraph headed "The U.S. Government Bond Fund" on page 34 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

      "The U.S. Government Bond Fund. The co-portfolio managers jointly and primarily responsible for the day-to-day management of The U.S. Government Bond Fund are Robert M. Wagner, CFA and Albert Chu, CFA. Before joining Meeder Asset Management, Mr. Wagner received his MA in Economics from the University of Oklahoma in 1996. Mr. Wagner, CFA, served Meeder Asset Management as a portfolio analyst and assistant portfolio manager from 1996 until 2000 and has been a portfolio manager for Meeder Asset Management since 2000. Messrs. Wagner and Chu began serving as the co-portfolio managers of the Fund on May 31, 2005. Mr. Chu has been associated with Meeder Asset Management as an assistant portfolio manager since March, 2005. Mr. Chu brings 6 years of investment industry experience to Meeder Asset Management, with previous positions as Director of Investment Research at Singer Xenos Wealth Management from 2002 to 2005, Portfolio Analyst at Singer Xenos Wealth Management from 2001 to 2002, Senior Investment Associate at Harris Trust/Bank of Montreal from 2000 to 2001 and Research Analyst at AOL Time Warner from 1999 to 2000."

II. The Prospectus lists Joseph A. Zarr and Christopher M. O'Daniel, CFA as the portfolio managers of The Money Market Fund.

      Effective May 31, 2005, Joseph A. Zarr serves as the sole portfolio manager of The Money Market Fund. Accordingly, the first paragraph under the caption "The Money Market Fund" on page 34 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

      "The Money Market Fund. The portfolio manager responsible for The Money Market Fund's investments is Joseph A. Zarr. Mr. Zarr has been associated with Meeder Asset Management as a portfolio manager since 1991 and began serving as the portfolio manager of the Fund in 2001."